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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 8, 2001
                                                           -----------


                           PATTERSON-UTI ENERGY, INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                     0-22664                  75-2504748
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


4510 LAMESA HIGHWAY, SNYDER, TEXAS                                 79549
(Address of principal executive offices)                         Zip Code

                                  915-573-1104
              (Registrant's telephone number, including area code)

                                    NO CHANGE
         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a. Financial statements of business acquired.

         The required financial statements of the business acquired are incorporated by reference from the Registrant's Joint Proxy Statement/Prospectus dated March 14, 2001.

         b. Pro forma financial information.

         The required pro forma financial information as of and for the year ended December 31, 2000 is incorporated by reference from the Registrant's Joint Proxy Statement/Prospectus dated March 14, 2001.

         Included herein are selected unaudited pro forma combined financial statements as of and for the three month period ended March 31, 2001, to give effect to the merger of Patterson Energy, Inc. ("Patterson") and UTI Energy Corp. ("UTI") using the pooling of interests method of accounting at the exchange ratio of one share of Patterson common stock for each share of UTI common stock. The unaudited pro forma balance sheet data included in the tables below are presented as though the merger was effective as of March 31, 2001. The unaudited pro forma statements of income data included in the tables below are presented as though the merger was effective as of January 1, 2000. The unaudited pro forma combined statements of income exclude charges directly attributable to the merger (estimated at $10 million), substantially all of which were charged to operations in the quarter ended June 30, 2001.



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                           PATTERSON-UTI ENERGY, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 March 31, 2001
                            (Unaudited, in thousands)




                                                                                                            Pro Forma
                                                                  Patterson         UTI          -------------------------------
                                                                 Energy, Inc.    Energy Corp.     Adjustments        Combined
                                                                 ------------    ------------    ------------       ------------

                                                              ASSETS
Current assets:
       Cash and cash equivalents                                 $     60,514    $      5,885    $         --       $     66,399
       Accounts receivable:
         Trade                                                         96,066          68,582          (1,947)(a)        162,701
         Oil and natural gas sales                                      1,482              --              --              1,482
       Inventory                                                       11,861             783              --             12,644
       Deferred income taxes                                            6,346           2,142              --              8,488
       Other                                                            3,930           4,875           1,479(a)          10,284
                                                                 ------------    ------------    ------------       ------------
            Total current assets                                      180,199          82,267            (468)           261,998
Property and equipment, at cost, net                                  256,878         269,728              --            526,606
Intangible assets, net                                                 37,995          17,351              --             55,346
Other                                                                   4,432           1,446              --              5,878
                                                                 ------------    ------------    ------------       ------------
            Total assets                                         $    479,504    $    370,792    $       (468)      $    849,828
                                                                 ============    ============    ============       ============

                                                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Current maturities of notes payable                       $      5,697    $         --    $         --       $      5,697
       Accounts payable:
           Trade                                                       34,264          47,883              --             82,147
           Revenue distribution                                         3,624              --              --              3,624
           Other                                                        8,720              --              --              8,720
       Accrued federal income taxes payable                             4,514              --              10(a)           4,524
       Accrued expenses                                                14,931          21,829              --             36,760
                                                                 ------------    ------------    ------------       ------------
            Total current liabilities                                  71,750          69,712              10            141,472
Deferred income taxes, net                                             42,258          41,672              --             83,930
Other                                                                     735             438              --              1,173
Notes payable, net of current maturities                               17,499          64,000              --             81,499
                                                                 ------------    ------------    ------------       ------------
           Total liabilities                                          132,242         175,822              10            308,074
                                                                 ------------    ------------    ------------       ------------
Stockholders' equity:
       Preferred stock                                                     --              --              --                 --
       Common stock                                                       384              38             350(b)             772
       Additional paid-in capital                                     269,365         153,931            (350)(b)        422,946
       Retained earnings                                               79,163          52,598            (478)(a)        131,283
       Equity adjustments from foreign currency translation                --          (1,592)             --             (1,592)
       Treasury stock                                                  (1,650)        (10,005)             --            (11,655)
                                                                 ------------    ------------    ------------       ------------
           Total stockholders' equity                                 347,262         194,970            (478)           541,754
                                                                 ------------    ------------    ------------       ------------
           Total liabilities & stockholders' equity              $    479,504    $    370,792    $       (468)      $    849,828
                                                                 ============    ============    ============       ============




 (See accompanying notes to unaudited pro forma combined financial statements.)




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                           PATTERSON-UTI ENERGY, INC.
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      For the Quarter Ended March 31, 2001
                 (Unaudited, in thousands except per share data)




                                                                                                     PRO FORMA
                                                             PATTERSON         UTI          -------------------------------
                                                            ENERGY, INC.    ENERGY CORP.    ADJUSTMENTS          COMBINED
                                                            ------------    ------------    ------------       ------------

Operating revenues:
      Drilling                                              $    104,803    $    100,996    $        260(a)    $    206,059
      Drilling and completion fluids                              19,670              --              --             19,670
      Pressure pumping                                                --           7,337              --              7,337
      Oil and gas sales                                            4,910              --              --              4,910
      Well operation fees                                            553              --              --                553
      Other                                                           --              57              --                 57
                                                            ------------    ------------    ------------       ------------
                                                                 129,936         108,390             260            238,586
                                                            ------------    ------------    ------------       ------------
Operating costs and expenses:
      Direct operating expenses                                   80,848          70,892             233(a)         151,973
      Exploration cost, dry holes and abandonments                   212              --              --                212
      Depreciation, depletion and amortization                    11,341           7,979              --             19,320
      General and administrative                                   4,846           3,205              --              8,051
                                                            ------------    ------------    ------------       ------------
                                                                  97,247          82,076             233            179,556
                                                            ------------    ------------    ------------       ------------
Operating income                                                  32,689          26,314              27             59,030
                                                            ------------    ------------    ------------       ------------

Other income (expense):
      Net gain on sale of assets                                      13             117              --                130
      Interest income                                                796              55              --                851
      Interest expense                                              (567)           (963)             --             (1,530)
      Other                                                           35              33              --                 68
                                                            ------------    ------------    ------------       ------------
                                                                     277            (758)             --               (481)
                                                            ------------    ------------    ------------       ------------
Income before income taxes                                        32,966          25,556              27             58,549
Income tax expense                                                12,422           9,506              10(a)          21,938
                                                            ------------    ------------    ------------       ------------
Net income                                                  $     20,544    $     16,050    $         17       $     36,611
                                                            ============    ============    ============       ============

Net income per common share:
      Basic                                                 $       0.54    $       0.43                       $       0.48
                                                            ============    ============                       ============
      Diluted                                               $       0.52    $       0.41                       $       0.46
                                                            ============    ============                       ============

Weighted average number of common shares outstanding:
      Basic                                                       38,295          37,599              --             75,894
                                                            ============    ============    ============       ============
      Diluted                                                     39,514          39,520              24(c)          79,058
                                                            ============    ============    ============       ============


 (See accompanying notes to unaudited pro forma combined financial statements.)




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                           PATTERSON-UTI ENERGY, INC.
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      For the Quarter Ended March 31, 2000
                 (Unaudited, in thousands except per share data)




                                                                                                    PRO FORMA
                                                            PATTERSON         UTI          -------------------------------
                                                           ENERGY, INC.    ENERGY CORP.    ADJUSTMENTS          COMBINED
                                                           ------------    ------------    ------------       ------------

Operating revenues:
        Drilling                                           $     51,157    $     50,044    $       (248)(a)   $    100,953
        Drilling and completion fluids                            4,365              --              --              4,365
        Pressure pumping                                             --           4,180              --              4,180
        Oil and gas sales                                         2,484              --              --              2,484
        Well operation fees                                         560              --              --                560
        Other                                                        --              49              --                 49
                                                           ------------    ------------    ------------       ------------
                                                                 58,566          54,273            (248)           112,591
                                                           ------------    ------------    ------------       ------------
Operating costs and expenses:
        Direct operating expenses                                46,014          43,439            (124)(a)         89,329
        Exploration cost, dry holes and abandonments                168              --              --                168
        Depreciation, depletion and amortization                  7,717           6,631              --             14,348
        General and administrative                                2,196           2,781              --              4,977
                                                           ------------    ------------    ------------       ------------
                                                                 56,095          52,851            (124)           108,822
                                                           ------------    ------------    ------------       ------------
Operating income                                                  2,471           1,422            (124)             3,769
                                                           ------------    ------------    ------------       ------------

Other income (expense):
        Net gain on sale of assets                                   43              95              --                138
        Interest income                                             113             145              --                258
        Interest expense                                         (1,193)         (1,208)             --             (2,401)
        Other                                                       (20)             36              --                 16
                                                           ------------    ------------    ------------       ------------
                                                                 (1,057)           (932)             --             (1,989)
                                                           ------------    ------------    ------------       ------------
Income before income taxes                                        1,414             490            (124)             1,780
Income tax expense (benefit)                                        503             186             (47)(a)            642
                                                           ------------    ------------    ------------       ------------
Net income                                                 $        911    $        304    $        (77)      $      1,138
                                                           ============    ============    ============       ============

Net income per common share:
        Basic                                              $       0.03    $       0.01                       $       0.02
                                                           ============    ============                       ============
        Diluted                                            $       0.03    $       0.01                       $       0.02
                                                           ============    ============                       ============

Weighted average number of common shares outstanding:
        Basic                                                    32,553          36,116              --             68,669
                                                           ============    ============    ============       ============
        Diluted                                                  33,972          38,434             309(c)          72,715
                                                           ============    ============    ============       ============



 (See accompanying notes to unaudited pro forma combined financial statements.)




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                            PATTERSON-UTI ENERGY, INC

                          NOTES TO UNAUDITED PRO FORMA
                          COMBINED FINANCIAL STATEMENTS

1.       UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         The accompanying unaudited pro forma combined financial statements have been prepared using the pooling-of-interests method of accounting to present the merger between Patterson and UTI. The basis of the unaudited pro forma combined balance sheet reflects the conversion of each outstanding share of UTI common stock into one share of Patterson common stock (an exchange ratio of 1:1). The unaudited pro forma combined statements of income reflect the conversion of the historical number of shares of UTI common stock outstanding used in computing earnings per share into Patterson common stock using the exchange ratio of 1:1. The merger agreement obligates Patterson to assume UTI stock options outstanding under UTI stock option plans in effect on the date of the merger agreement and also to assume UTI warrants outstanding at that time. Common stock equivalents have been considered in the net income per common share calculation for the three months ended March 31, 2001.

2.       PERIODS PRESENTED

         The unaudited pro forma combined financial statements were prepared using the consolidated financial statements of both Patterson and UTI. The unaudited pro forma combined balance sheet assumes the merger had been consummated on March 31, 2001. The unaudited pro forma combined statements of income for the three month period ended March 31, 2001 and 2000 assumes that the merger had been consummated on January 1, 2000.

3.       PRO FORMA ADJUSTMENTS

         The following adjustments were made to conform the accounting methods of Patterson and UTI.

         a. To adjust for certain differences between the two companies' relative methods of accounting for the recognition of revenue under turnkey drilling contact arrangements. Patterson applies the completed contract method to turnkey drilling contracts which requires revenue and costs associated with drilling the well to be deferred until drilling is complete. UTI accounts for its turnkey arrangements using the percentage-of-completion method in which revenue is recognized as costs are incurred relative to the expected total cost of drilling the well.

         b. To adjust for the difference in the par value per share for the common stock issued upon consummation of the merger. Patterson's par value of common stock is $0.01 per share and UTI's par value is $0.001 per share.

         c. To adjust diluted shares outstanding using Patterson's average market price for the respective three months ended March 31, 2001 and 2000.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PATTERSON-UTI ENERGY, INC.




Date:  July 23, 2001                 By: /s/ Jonathan D. Nelson
                                        ----------------------------------------
                                             Jonathan D. Nelson
                                             Vice President-Finance,
                                             Chief Financial Officer




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